Supplement, dated September 21, 2006, to the
                      Prospectuses, dated February 1, 2006,
                                       of
                Seligman Investment Grade Fixed Income Fund, Inc.
                 (now known as Seligman Core Fixed Income Fund)
                                  (the "Fund")

On September 21, 2006, the Board of Directors of the Fund approved amendments to the Fund's principal investment strategies. The Fund's new principal investment strategies, as well as other strategies, revised disclosure about the risks of an investment in the Fund and the Fund's portfolio management, are described below. As a result of the changes to the Fund's principal investment strategies, the Board has changed the name of the Fund from "Seligman Investment Grade Fixed Income Fund" to "Seligman Core Fixed Income Fund." The Fund's name change is effective immediately.

Additional risks of investing in the Fund and other information relating to the portfolio management of the Fund are described in a supplement, dated September 21, 2006, to the Fund's Statement of Additional Information, dated February 1, 2006.

This Supplement supersedes and replaces the Supplements, dated May 16, 2006 and April 7, 2006, to the Fund's Prospectuses. Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectuses.

Changes Effective as of December 1, 2006:

The following information supersedes and replaces the information contained under the caption entitled "Principal Investment Strategies" which begins on page 1 of the Prospectuses:

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund will invest at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund intends to maintain at least 70% of its net assets in investment grade fixed-income securities ("Investment Grade Securities") and may invest up to 30% in non-investment grade, high-yield securities ("High-Yield Securities"). The proportion of the Fund's assets invested in each type of security will vary from time to time based on the investment manager's assessment of general market and economic conditions.

The Fund may invest in securities of any duration. The Fund does not have any portfolio maturation limitations on its investments and, therefore, may invest in securities with short, medium or long maturities. However, the Fund expects to maintain an effective dollar-weighted average maturity of ten years or less on its portfolio of fixed-income securities. Although the Fund expects the maturity of its portfolio of fixed-income securities to be within the above limit, the Fund is not restricted to such limit.

-----------------------------------------------------------------
Duration

Duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond or portfolio of bonds, discounted to present time. Duration is used to judge expected price sensitivities to changes in interest rates.
-----------------------------------------------------------------

-----------------------------------------------------------------
Maturity

The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor, such as the Fund. A bond's effective maturity takes into account the possibility that the issuer of the bond will repay the bond before its stated maturity date.
-----------------------------------------------------------------

The Fund will invest its net assets primarily in U.S. dollar-denominated fixed-income securities of U.S. issuers. However, the Fund may also invest in U.S. dollar-denominated fixed-income securities of foreign issuers, including foreign governments or their agencies or instrumentalities, foreign banks and foreign corporations. The Fund may also invest up to 20% of its net assets in non-U.S. dollar-denominated fixed-income securities of U.S. or foreign issuers.

The Fund's investment limitations and credit ratings restrictions (e.g., those of Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's") and Standard & Poor's Ratings Services ("S&P")) will apply at the time securities are purchased. The Fund is not required to sell a security if it no longer complies with these limitations or restrictions as a result of a change in rating or other event.

Investment Grade Securities

Investment Grade Securities are those rated within the four highest rating categories by Moody's or S&P, or, if unrated, deemed by the Fund's investment manager to be of comparable quality.

High-Yield Securities

High-Yield Securities (many of which are commonly known as "junk bonds") carry non-investment grade ratings (Ba or below by Moody's or BB or below by Fitch or S&P) or are securities deemed to be below investment grade by the Fund's investment manager. Although High-Yield Securities have the potential to offer higher yields than higher rated fixed-income securities with similar maturities, High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated Investment Grade Securities.

Investments in Investment Grade Securities and High-Yield Securities

The Fund may invest in all types of Investment Grade Securities and High-Yield Securities, including, but not limited to:

      o Senior and subordinated corporate debt obligations of both U.S. and non-U.S. issuers (including debentures);

      o  Mortgage-backed  and  other  asset-backed  securities  (mortgage-backed
         securities  include  collateralized   mortgage  obligations,   mortgage
         pass-through securities and stripped mortgage-backed securities);

      o Convertible securities, preferred stock, capital securities, structured securities and loan participations of U.S. and non-U.S. issuers;

      o Obligations of non-U.S. governments and their agencies, and non-U.S. private institutions;

      o  Municipal securities;

      o  Repurchase agreements;

      o Capital appreciation bonds, including zero-coupon (interest payments accrue until maturity) and pay-in-kind securities (interest payments are made in additional securities);

      o Restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("Rule 144A Securities"); and

      o  Eurodollar bonds

Investment Grade Securities also include, but are not limited to:

      o Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

      o Obligations of government sponsored enterprises (GSEs) (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae));

      o Income-producing cash equivalents (e.g., certificates of deposit, commercial paper, discount notes and treasury bills); and

      o Other securities deemed by the investment manager to be of investment grade quality

High-Yield Securities also include, but are not limited to:

      o Securities that are rated in default by a nationally recognized statistical rating organization;

      o Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in High-Yield Securities; and

      o  Other   securities   deemed  by  the   investment   manager  to  be  of
         non-investment grade quality

Investment Process

In buying and selling both Investment Grade Securities and High-Yield Securities for the Fund, the investment manager uses a relative value approach which involves (i) a top-down macro-economic analysis of general economic and market conditions and (ii) bottom-up fundamental research of individual issuers. The factors described below may apply to a greater or lesser degree depending upon the type of security being considered.

----------------------------------------------------------------
Relative Value Approach

An investment  management style that uses risk/reward analysis to assess the  attractiveness  of an  investment  as  measured against other investments.
----------------------------------------------------------------

In analyzing economic and market conditions, the investment manager may consider the outlook for monetary policy and the direction of interest rates (among other factors) and, accordingly, may make buy/sell decisions based thereon. Also, in applying top-down macro-economic analysis, the Fund's investment manager looks to identify sectors and industries that it believes offer good investment opportunities, and uses extensive in-depth research to identify issuers it believes are attractive within those sectors and industries. In making sector allocations, the investment manager analyzes and compares expected returns and assumed risks. As part of this risk/return analysis, the investment manager looks at a variety of factors when making sector and industry allocation decisions, including, but not limited to, one or more of the following:

         o The potential effect of the interest-rate environment on various sectors and industries;

         o  Potential for corporate earnings growth;

         o  The sector or industry contribution to gross domestic product (GDP);

         o  Historical and anticipated default rates:

         o  The  potential   impact  of  rising  or  falling  levels  of  market
            volatility; and

         o In securitized products, the expectation of rising or falling prepayment rates.

In selecting individual securities, the investment manager, as part of the relative value approach, uses bottom-up fundamental research of individual issuers. The investment manager will emphasize particular securities and types of securities that the investment manager believes will provide the potential for favorable performance in light of the risks. The investment manager will take into consideration the structural characteristics of a security, including, among other factors, any call, prepayment or collateral features, as applicable. In making investment decisions, the investment manager will also look at a variety of issuer-specific factors, including, but not limited to, one or more of the following:

         o  Strong operating cash flow and margins;

         o  Favorable or improving credit quality;

         o  Leadership in market share or other competitive advantage;

         o  Superior management; and

         o Attractive valuation relative to the fixed-income market generally, a particular industry or sector, or the issuer's capital structure.

The Fund will generally sell a security if the investment manager believes that the issuer displays one or more of the following: a deteriorating credit quality or financial condition (including results of operations and cash flows), an ineffective management team or an unattractive relative valuation. The Fund will also sell a security if the investment manager believes that other opportunities provide better risk/reward potential, yield spreads have become too narrow to justify the added volatility of securities with longer maturities or if there is a change in macro-economic factors that the investment manager believes will adversely impact an issuer (e.g., a change in the interest rate environment such that a particular security is no longer considered attractive). The Fund may also sell a security to meet cash requirements.

Other Strategies
The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities). Rule 144A Securities deemed to be liquid by the Fund's investment manager are not included in this limitation. The Fund may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objectives.

The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

There is no guarantee that the Fund will achieve its objectives.

(continued on next page)

Changes Effective Immediately:

The following information supersedes and replaces the first two sentences of the second paragraph under the caption entitled "Credit Risk" on page 3 of the Fund's Prospectuses:

While the Fund will invest a significant portion of its net assets in Investment Grade Securities, there is no guarantee that these securities are free from credit risk. Ratings by Fitch, Moody's and S&P are generally accepted measures of credit risk.

The  following  information  is  hereby  added as the last  paragraph  under the
caption   entitled   "Credit  Risk"  which  begins  on  page  2  of  the  Fund's
Prospectuses:

Securities backed only by the credit of the U.S. federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk, including, but not limited to, the risk of non-payment of principal and/or interest. Some of these securities are supported by the credit of the government sponsored enterprise itself and the discretionary authority of the U.S. Treasury to purchase the enterprise's obligations (e.g., securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank). Others are supported only by the credit of the government sponsored enterprise itself (e.g., the Federal Farm Credit Bank). There is no assurance that the U.S. government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the U.S. government.

The following paragraphs are hereby added as a new first paragraph and last paragraph, respectively, under the caption entitled "Prepayment Risk" on page 3 of the Fund's Prospectuses:

During periods of falling interest rates, issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund's returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher-yielding securities.

The following information is hereby added to the paragraph under the caption entitled "Market Risk" on page 3 of the Fund's Prospectuses:

The Fund may invest a portion of its net assets in equity securities that are acquired in connection with the Fund's investments in High-Yield Securities, as described above. The prices of equity securities will fluctuate. Therefore, as with any fund that invests in equity securities, the Fund's net asset value will fluctuate.

The following information supersedes and replaces the caption entitled "Junk Bond Risk" and the information contained thereunder on page 3 of the Fund's
Prospectuses:

High-Yield Securities Risk. High-Yield Securities in which the Fund may invest are generally subject to higher volatility in yield and market value than Investment Grade Securities. High-

Yield Securities have a greater risk of loss of principal and income than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of fixed-income securities will be affected by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or un-rated securities may decline in market value due to investors' heightened concerns and perceptions over credit quality.

High-Yield Securities, like Investment Grade Securities, are traded principally by dealers in the over-the-counter market. The market for High-Yield Securities may be less active and less liquid than for Investment Grade Securities. Under adverse market, economic or other conditions, the secondary market for these High-Yield Securities could contract further, causing the Fund difficulties in valuing and selling these securities.

The following information is hereby added to the Prospectuses after the information contained under the caption entitled "Foreign Securities and Illiquid Securities Risk" on page 3 of the Fund's Prospectuses:

Currency Risk. Because the Fund receives contributions in U.S. dollars, any investment in securities denominated in a foreign currency requires the Fund to exchange U.S. dollars for the currency in which the securities are denominated when purchasing them and to exchange the foreign currency proceeds to U.S.
dollars when the securities are sold. As a result, a Fund is exposed to risk that the value of the U.S. dollar may fall in relation to the value of the foreign currency while the Fund is invested in securities denominated in that currency.

When Issued and Forward Commitment Risk. The Fund may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment take place after the date of the commitment to purchase the securities. Because the price to be paid and the interest rate that will be received on the securities are each fixed at the time the Fund enters into the commitment, there is a risk that yields available in the market when delivery takes place may be higher than the yields obtained on the securities. This would tend to reduce the value of these securities. In addition, the market value of these securities may fluctuate between the time the Fund commits to purchase the securities and the time of delivery of the securities.

Repurchase Agreement Risk. Repurchase agreements in which the Fund invests could involve certain risks in the event of the default by a seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

The following information supersedes and replaces the information contained under the caption entitled "Portfolio Management" on page 7 of the Fund's
Prospectuses:

The Fund is co-managed by Seligman's Investment Grade Team, headed by Mr. Francis L. Mustaro, and Seligman's High-Yield Team, headed by Mr. J. Eric Misenheimer.

Mr. Mustaro, a Senior Vice President, Investment Officer of Seligman, is Vice President and Portfolio Manager of the Fund. In addition to his responsibilities in respect of the Fund, Mr. Mustaro is Vice

President and Portfolio Manager of Seligman Cash Management Fund, Inc., Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Fund, and Vice President of Seligman Portfolios Inc. and a Portfolio Manger of each of its Seligman Cash Management Portfolio and Seligman Investment Grade Fixed Income Portfolio. He is also Vice-President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Mr. Mustaro joined Seligman in April 2006. Prior to joining Seligman, Mr. Mustaro was a Senior Portfolio Manager, Core Fixed Income Group of Citigroup Asset Management ("CAM") since 1995, a Managing Director of CAM since 2004 and, prior thereto, a Director of CAM since 2000.

Mr. Misenheimer, a Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Fund. In addition to his responsibilities in respect of the Fund, Mr. Misenheimer is also Vice President of Seligman High Income Fund Series and Portfolio Manger of its Seligman High-Yield Fund, and Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Before joining Seligman, Mr. Misenheimer was Senior Vice President, Director of Taxable High Yield Fixed Income Investing for Northern Trust Global Investments and was, since July 1999, the management team leader for the Northern High Yield Fixed Income Fund.

Mr. Paul J. Pertusi, a Vice President of Seligman, is a member of Seligman's Investment Grade Team. Mr. Pertusi was employed as an investment professional with Seligman from April 2002 through January 2005, and then was employed as an investment professional with Schroders Investment Management until he returned to Seligman in July 2005. Previously, he was Portfolio Manager for the Fixed Income Management Group at the Bank of New York since 1997. Mr. Pertusi provides assistance to Mr. Mustaro in managing the Investment Grade Securities portion of the Fund's portfolio through his research and contributions to the investment decisions with respect to corporate bonds.

Mr. Paul A. Langlois is a member of Seligman's High-Yield Team. Mr. Langlois, a Senior Vice President, Investment Officer of Seligman, is Vice President of Seligman High Income Fund Series and Co-Portfolio Manager of its Seligman High-Yield Fund. Mr. Langlois joined Seligman in March of 2002. Prior to then, Mr. Langlois was an analyst with Triton Partners since October 2000. Mr. Langlois provides assistance to Mr. Misenheimer in managing the High-Yield Securities portion of the Fund's portfolio through his research and contributions to the investment decisions primarily in the consumer, paper/packaging and transportation sectors, among other sectors.

Mr. Henry P. Rose is a member of Seligman's High-Yield Team. Mr. Rose, a Senior Vice President, Investment Officer of Seligman, is Vice President of Seligman High Income Fund Series and Co-Portfolio Manager of its Seligman High-Yield Fund. Mr. Rose joined Seligman in May 2005. Prior to then, he was a Senior Credit Analyst with Northern Trust Global Investments from 2000 to 2005 where he concentrated on high-yield securities. Mr. Rose provides assistance to Mr. Misenheimer in managing the High-Yield Securities portion of the Fund's portfolio through his research and contributions to the investment decisions primarily in the media, metals/ mining and utility sectors, among other sectors.

Mr. Mustaro, in consultation with Mr. Misenheimer, determines the Fund's portfolio allocation among Investment Grade Securities and High-Yield Securities based on general market and economic conditions. Mr. Mustaro generally makes the investment decisions with respect to Investment Grade Securities, and Mr. Misenheimer generally makes the investment decisions with respect to High-Yield Securities.

The Fund's Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by each Portfolio Manager and each Portfolio Manager's ownership of securities of the Fund.

                  Supplement, dated September 21, 2006, to the
          Statement of Additional Information, dated February 1, 2006, of
                Seligman Investment Grade Fixed Income Fund, Inc.
                 (now known as Seligman Core Fixed Income Fund)
                                  (the "Fund")

On September 21, 2006, the Board of Directors of the Fund approved amendments to the Fund's principal investment strategies. The Fund's new principal investment strategies, as well as other strategies, revised disclosure about the risks of an investment in the Fund and the Fund's portfolio management, are described in a supplement, dated September 21, 2006, to the Fund's Prospectuses, dated February 1, 2006. As a result of the changes to the Fund's principal investment strategies, the Board has changed the name of the Fund from "Seligman Investment Grade Fixed Income Fund" to "Seligman Core Fixed Income Fund." The Fund's name change and all changes described below are effective immediately.

Additional risks of investing in the Fund and other information relating to the portfolio management of the Fund are described below.

This Supplement supersedes and replaces the Supplements, dated May 16, 2006 and April 7, 2006, to the Fund's SAI. Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Fund's Prospectuses.

The following information is hereby added under the caption "Investment Strategies and Risk" and after the information under the sub-caption "Mortgage Related Securities" which begins on page 3 of the SAI:

Preferred Stock. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential.

Exchange Traded Funds. The Fund may invest in exchange traded funds ("ETFs"). ETFs are traded, like individual stocks, on an exchange, but they represent a basket of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy. If the Fund invests in ETFs, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund's returns may therefore be lower than if it had invested in the underlying securities directly.

Convertible Bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to nonconvertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer's equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than nonconvertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer's capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer's common stock but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed income security. In selecting convertible securities for the Fund's portfolio, the investment manager evaluates such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits and capability of management. In evaluating a convertible security, the investment manager gives emphasis to the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer's discretion, in which case the investment manager would be forced to seek alternative investments.

Rights and Warrants. The Fund may invest in common stock rights and warrants that are acquired in connection with its investments in High-Yield Securities, as defined the Fund's Prospectuses. The investment manager must seek the Fund Board's approval to invest in any warrant if it is of a type the Fund has not previously utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities. The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund as part of a unit or attached to securities may be deemed to have been purchased without cost.

The second biography under the caption "Management of the Fund - INTERESTED DIRECTORS AND PRINCIPAL OFFICERS" on page 9 of the SAI relating to Mr. Mahony is hereby deleted in its entirety.

The following information supersedes and replaces the information contained under the caption entitled "Portfolio Manager - Other Accounts Managed By Portfolio Manager" (including the caption "Portfolio Manager" and the introductory paragraph thereunder) on page 21 of the SAI:

                               Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a "portfolio manager." The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of July 31, 2006.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For purposes of the table below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

----------------------------------------------------------------------------------------------------------
Portfolio          Other Registered                Other Pooled Investment       Other Accounts
manager            Investment Companies            Vehicles
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Francis L.         5 Registered Investment         1 Pooled Investment           36 Other Accounts with
Mustaro            Companies with                  Vehicle with                  approximately $399.3
                   approximately $344.7            approximately $3.3            million in total assets
                   million in total assets         million in total assets       under management.
                   under management.               under management.
----------------------------------------------------------------------------------------------------------
J. Eric            2 Registered Investment         1 Pooled Investment           3 Other Accounts with
Misenheimer        Companies with                  Vehicle with                  approximately $421,000
                   approximately $449.1            approximately $12.2           in total assets under
                   million in total assets         million in total assets       management.
                   under management.               under management.
----------------------------------------------------------------------------------------------------------
Paul J.            2 Registered Investment         1 Pooled Investment           32 Other Accounts with
Pertusi            Companies with                  Vehicle with                  approximately $333.9
                   approximately $86.4             approximately $3.3            million in total assets
                   million in total assets         million in total assets       under management.
                   under management.               under management.
----------------------------------------------------------------------------------------------------------
Paul A.            1 Registered Investment         1 Pooled Investment           1 Other Account with
Langlois           Company with                    Vehicle with                  approximately $91,000
                   approximately $364.8            approximately $12.2           in total assets under
                   million in total assets         million in total assets       management.
                   under management.               under management.
----------------------------------------------------------------------------------------------------------
Henry P.           1 Registered Investment         1 Pooled Investment           3 Other Accounts with
Rose               Company with                    Vehicle with                  approximately $744,000
                   approximately $364.8            approximately $12.2           in total assets under
                   million in total assets         million in total assets       management.
                   under management.               under management.
----------------------------------------------------------------------------------------------------------

The following information supersedes and replaces the information contained under the caption entitled "Portfolio Manager - Compensation/Material Conflicts of Interest - Compensation" which begins on page 21 of the SAI.

For 2006, as compensation for his responsibilities, Mr. Mustaro is entitled to receive a base salary and fixed bonus and may also receive a discretionary bonus.

For 2005, as compensation for his responsibilities, Mr. Misenheimer received a base salary and fixed bonus. For 2006, in addition to the above, Mr. Misenheimer may be entitled to a potential discretionary bonus and a performance bonus based on the ranking of the Seligman High-Yield Fund within the Lipper High Current Yield Funds Universe.

As compensation for their responsibilities, each of Messrs. Pertusi, Langlois and Rose received a base salary and discretionary bonus for the year ended December 31, 2005.

Discretionary bonuses for portfolio managers are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person, may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks (as provided in the Fund's prospectuses) for periods noted above as well as other periods; and Seligman's overall profitability and profitability attributable to the assets under management for the portfolio manager's particular investment team.

The structure of a portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

The following information supersedes and replaces the information contained under the caption entitled "Portfolio Manager - Securities Ownership" on page 22 of the SAI:

As of August 31, 2006, none of the portfolio managers owned shares of the Fund.

The following information is hereby added after the information contained under the caption entitled "APPENDIX A - RATINGS OF FIXED-INCOME SECURITIES" on page 40 of the SAI:

FITCH RATINGS, A MAJORITY OWNED SUBSIDIARY OF FIMALAC, S.A.
("FITCH")
FIXED-INCOME SECURITIES

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC: For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.

Default  is   determined   by  reference  to  the  terms  of  the   obligations'
documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3:  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term 'put' or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

'PIF': Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.